UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

EDGEN GROUP INC.

EM HOLDINGS LLC

(Exact names of registrants as specified in their charters)

Commission File Number	State of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801
033-10003	Delaware	80-0800485

18444 Highland Road

Baton Rouge, Louisiana 70809

(225) 756-9868

(Registrants’ address of principal executive offices and telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

To satisfy its obligations under Regulation FD, Edgen Group Inc. (“Edgen Group”) and EM Holdings LLC (“EM Holdings”) are furnishing certain selected financial and other related information that is separately being provided to investors. The information is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

99.1 Selected financial and other related information that is separately being provided to investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN GROUP INC. EM HOLDINGS LLC

Date: October 1, 2012	By:	/s/ David L. Laxton, III
David L. Laxton, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Selected financial and other related information that is separately being provided to investors.